The date of this supplement is November 13, 2009.

C01-044 11/13/09

T. Rowe Price International Funds, Inc.

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund—Advisor Class

T. Rowe Price International Growth & Income Fund—R Class

Supplement to prospectus dated March 1, 2009

The Portfolio Management disclosure in Section 3 of the prospectus is amended to reflect the following change:

Effective July 1, 2010, Jonathan Matthews will replace Raymond A. Mills as Chairman of the Investment Advisory Committee for the International Growth & Income Fund. Mr. Matthews joined T. Rowe Price International in 2008 and his investment experience dates from 1998. He has served as an investment analyst since joining T. Rowe Price International. Prior to joining T. Rowe Price International, he was an equity analyst and fund manager for Pioneer Investments (beginning in 2003). Mr. Mills will remain a member of the committee of the fund`s Investment Advisory Committee.